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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2005

GAIAM, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition.

        On May 3, 2005, Gaiam, Inc. issued a press release announcing results for its first quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description of Exhibit
99.1	Gaiam, Inc. press release dated May 3, 2005

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed as "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.
By:	/s/ JANET MATHEWS Janet Mathews Chief Financial Officer

Date: May 3, 2005

Exhibit Index

99.1
Press release dated May 3, 2005 issued by Gaiam, Inc.

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TABLE OF CONTENTS
  Section 2—Financial Information
  Section 9—Financial Statements and Exhibits
SIGNATURE
Exhibit Index